SUPPLEMENT DATED JUNE 3, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco SMA High Yield Bond Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective June 3, 2026:
1. The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Thomas Moore, CFA	Portfolio Manager	2026

Rahim Shad	Portfolio Manager	2023

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectus:
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1331 Spring Street, N.W., Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.
In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
3. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Thomas Moore, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco Asset Management and/or its affiliates since 2016.
▪
Rahim Shad, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2009.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
4. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix G of the Fund’s SAI:
SMAHYB-SUMSTATSAI-SUP 060326

Thomas Moore began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Moore did not beneficially own any shares of the Fund.
5. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix G of the Fund’s SAI:
Thomas Moore began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Moore managed no other registered investment companies, 3 other pooled investment vehicles with approximately $9,509.7 million in assets and no other accounts.
6. Niklas Nordenfelt and Philip Susser will no longer serve as Portfolio Managers of the Fund. All references to Messrs. Nordenfelt and Susser in the Summary and Statutory Prospectuses and SAI are hereby removed.
SMAHYB-SUMSTATSAI-SUP 060326